Exhibit 99.1

Explanatory Note

The Company announced its financial results for the fiscal quarter ended March 31, 2023 via press release on May 11, 2023 (the “Earnings Release”). Subsequent to the Earnings Release but prior to the filing of its Quarterly Report on Form 10-Q (the “10-Q”), the Company identified certain amounts that are properly classified as loss from discontinued operations on the condensed consolidated statements of operations and comprehensive loss and related adjustments to the condensed consolidated statements of cash flows, and corrected these items in the 10-Q.

This document serves to update the financial results presented in the Earnings Release to include the corrections made in the 10-Q, including the corrections to the condensed consolidated statements of operations and comprehensive loss, the condensed consolidated statements of cash flows, key operating metrics, and the reconciliations of non-GAAP metrics to the most comparable GAAP measures. There were no changes to the condensed consolidated balance sheets.

About Shift

Shift is a consumer-centric omnichannel retailer transforming the used car industry by leveraging its end-to-end ecommerce platform and retail locations to provide a technology-driven, hassle-free customer experience. Shift’s mission is to make car purchase and ownership simple — to make buying or selling a used car fun, fair, and accessible to everyone. Shift provides comprehensive, digital solutions throughout the car ownership lifecycle: finding the right car, a seamless digitally-driven purchase transaction including financing and vehicle protection products, an efficient, digital trade-in/sale transaction, and a vision to provide high-value support services during car ownership. For more information, visit www.shift.com. The contents of our website are not incorporated into this press release.

Key Operating Metrics
Retail Units Sold
We define retail units sold as the number of vehicles sold to customers in a given period, net of returns. We currently have a seven-day, 200 mile return policy. The number of retail units sold is the primary driver of our revenues and, indirectly, gross profit, since retail unit sales enable multiple complementary revenue streams, including all financing and protection products. We view retail units sold as a key measure of our growth, as growth in this metric is an indicator of our ability to successfully scale our operations while maintaining product integrity and customer satisfaction.
Wholesale Units Sold
We define wholesale units sold as the number of vehicles sold through wholesale channels in a given period. While wholesale units are not the primary driver of revenue or gross profit, wholesale is a valuable channel as it allows us to be able to purchase vehicles regardless of condition, which is important for the purpose of accepting a trade-in from a customer making a vehicle purchase from us, and as an online destination for consumers to sell their cars even if not selling us a car that meets our retail standards.
Retail Average Sale Price
We define retail average sale price (“ASP”) as the average price paid by a customer for an retail vehicle, calculated as retail revenue divided by retail units. Retail average sale price helps us gauge market demand in real-time and allows us to maintain a range of inventory that most accurately reflects the overall price spectrum of used vehicle sales in the market. We believe this metric provides transparency and is comparable to our peers.
Wholesale Average Sale Price
We define wholesale average sale price as the average price paid by a customer for a wholesale vehicle, calculated as wholesale revenue divided by wholesale units. We believe this metric provides transparency and is comparable to our peers.

Gross Profit per Unit
We define gross profit per unit as the gross profit for retail, other, and wholesale, each of which divided by the total number of retail units sold in the period. We calculate gross profit as the revenue from vehicle sales and services less the costs associated with acquiring and reconditioning the vehicle prior to sale. Gross profit per unit is primarily driven by retail vehicle revenue, which generates additional revenue through attachment of our financing and protection products, and gross profit generated from wholesale vehicle sales. We present gross profit per unit from our three revenues streams as Retail gross profit per unit, Wholesale gross profit per unit and Other gross profit per unit.
Average Monthly Unique Visitors
We define a monthly unique visitor as an individual who has visited our website within a calendar month, based on data collected on our website. We calculate average monthly unique visitors as the sum of monthly unique visitors in a given period, divided by the number of months in that period. To classify whether a visitor is “unique”, we dedupe (a technique for eliminating duplicate copies of repeating data) each visitor based on email address and phone number, if available, and if not, we use the anonymous ID which lives in each user’s internet cookies. This practice ensures that we do not double-count individuals who visit our website multiple times within any given month. We view average monthly unique visitors as a key indicator of the strength of our brand, the effectiveness of our advertising and merchandising campaigns and consumer awareness.
Average Days to Sale
We define average days to sale as the number of days between Shift’s acquisition of a vehicle and sale of that vehicle to a customer, averaged across all retail units sold in a period. We view average days to sale as a useful metric in understanding the health of our inventory.
Retail Vehicles Available for Sale
We define retail vehicles available for sale as the number of retail vehicles in inventory on the last day of a given reporting period. Until we reach an optimal pooled inventory level, we view retail vehicles available for sale as a key measure of our growth. Growth in retail vehicles available for sale increases the selection of vehicles available to consumers, which we believe will allow us to increase the number of vehicles we sell. Moreover, growth in retail vehicles available for sale is an indicator of our ability to scale our vehicle purchasing, inspection and reconditioning operations.
Explanation Of Non-GAAP Measures
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and sales and marketing, and assess our operational efficiencies. These non-GAAP measures include Adjusted Gross Profit, Adjusted gross profit per unit (“Adjusted GPU”), and Adjusted EBITDA, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See “Reconciliation of gross profit to Adjusted Gross Profit,” “Reconciliation of gross profit per unit to Adjusted gross profit per unit” and “Reconciliation of net loss to Adjusted EBITDA” included as part of this release.
Adjusted Gross Profit
Management evaluates our business based on an adjusted gross profit calculation that removes the financial impact associated with milestones achieved under our Lithia warrant arrangement and depreciation related to reconditioning facilities that is included in cost of sales. These items resulted in reductions in gross profit in our consolidated financial statements as applicable to the periods presented. These are non-cash adjustments, and we do not expect any material future non-cash gross profit adjustments related to the Lithia warrant agreement. We also excluded non-recurring losses incurred to liquidate inventories as part of the Project Focus Restructuring Plan. We examine adjusted gross profit in aggregate as well as for each of our revenue streams: retail, other, and wholesale.

Adjusted Gross Profit per Unit
We define adjusted gross profit per unit (“Adjusted GPU”) as the adjusted gross profit for retail, other and wholesale, each of which divided by the total number of retail units sold in the period. Adjusted GPU is driven by retail vehicle revenue, which generates additional revenue through attachment of our financing and protection products, and gross profit generated from wholesale vehicle sales. We present Adjusted GPU from our three revenues streams, as Retail Adjusted GPU, Wholesale Adjusted GPU and Other Adjusted GPU. We believe Adjusted GPU is a key measure of our growth and long-term profitability.
Adjusted EBITDA and Adjusted EBITDA Margin
We define Adjusted EBITDA as net loss adjusted to exclude stock-based compensation expense, depreciation and amortization, net interest income or expense, impact of warrant remeasurement, warrant milestone impact, and other cash and non-cash based income or expenses that we do not consider indicative of our core operating performance. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include but are not limited to:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Change in fair value of financial instruments is a non-cash gain or loss. Liability-classified financial instruments represent potential future obligations to settle liabilities by issuing the Company’s common stock. Adjusted EBITDA does not reflect changes in the fair value of these obligations.
•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.
•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue and the timing and amounts of our investments in our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

Adjusted Selling, General and Administrative Expenses
We define Adjusted selling, general and administrative expenses (“Adjusted SG&A”) as Selling, General and Administrative Expenses (“SG&A”) adjusted to exclude those SG&A items that are excluded from Adjusted EBITDA. These items included but are not limited to stock-based compensation expense, transaction costs, and other cash and non-cash based expenses that we do not consider indicative of our core operating performance. We believe Adjusted SG&A is useful to investors in evaluating our performance for the following reasons:
•Adjusted SG&A is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted SG&A in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance.
•Adjusted SG&A provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted SG&A is frequently used by investors and securities analysts in their evaluations of companies, Adjusted SG&A has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include but are not limited to:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Adjusted SG&A does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.
•Other companies may calculate Adjusted SG&A differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted SG&A is influenced by fluctuations in the timing and amounts of our investments in our operations. Adjusted SG&A should not be considered as an alternative to SG&A or any other measure of financial performance calculated and presented in accordance with GAAP.

SHIFT TECHNOLOGIES INC. AND SUBSIDIARIES
Original Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue
Retail revenue, net	$51,031	$183,081
Other revenue, net	1,922	8,712
Wholesale vehicle revenue	4,740	27,787
Total revenue	57,693	219,580
Cost of sales	54,155	208,792
Gross profit	3,538	10,788
Operating expenses:
Selling, general and administrative expenses	43,435	63,537
Depreciation and amortization	4,419	1,680
Loss on impairment	931	—
Total operating expenses	48,785	65,217
Loss from operations	(45,247)	(54,429)
Interest and other expense, net	(2,795)	(2,578)
Loss before income taxes	(48,042)	(57,007)
Provision for income taxes	55	41
Net loss and comprehensive loss	$(48,097)	$(57,048)
Net loss and comprehensive loss per share, basic and diluted	$(2.84)	$(6.97)
Weighted-average number of shares outstanding used to compute net loss per share, basic and diluted	16,920,600	8,182,525

Share and per-share amounts have been adjusted to give effect to the Company’s 10 for 1 reverse stock split effective March 8, 2023

SHIFT TECHNOLOGIES INC. AND SUBSIDIARIES
Adjustments to Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue
Retail revenue, net	$(2,124)	$—
Other revenue, net	(270)	—
Wholesale vehicle revenue	(1,191)	—
Total revenue	(3,585)	—
Cost of sales	(3,211)	—
Gross profit	(374)	—
Operating expenses:
Selling, general and administrative expenses	(844)	—
Depreciation and amortization	(20)	—
Loss on impairment	—	—
Total operating expenses	(864)	—
Loss from operations	490	—
Interest and other expense, net	4	—
Loss before income taxes	494	—
Provision for income taxes	—	—
Net loss from continuing operations	494	—
Loss from discontinued operations, net of taxes	494	—
Net loss and comprehensive loss	$—	$—
Net loss and comprehensive loss per share, basic and diluted	$—	$—
Weighted-average number of shares outstanding used to compute net loss per share, basic and diluted	—	—

Share and per-share amounts have been adjusted to give effect to the Company’s 10 for 1 reverse stock split effective March 8, 2023

SHIFT TECHNOLOGIES INC. AND SUBSIDIARIES
Revised Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue
Retail revenue, net	$48,907	$183,081
Other revenue, net	1,652	8,712
Wholesale vehicle revenue	3,549	27,787
Total revenue	54,108	219,580
Cost of sales	50,944	208,792
Gross profit	3,164	10,788
Operating expenses:
Selling, general and administrative expenses	42,591	63,537
Depreciation and amortization	4,399	1,680
Loss on impairment	931	—
Total operating expenses	47,921	65,217
Loss from operations	(44,757)	(54,429)
Interest and other expense, net	(2,791)	(2,578)
Loss before income taxes	(47,548)	(57,007)
Provision for income taxes	55	41
Net loss from continuing operations	(47,603)	(57,048)
Loss from discontinued operations, net of taxes	494	—
Net loss and comprehensive loss	$(48,097)	$(57,048)
Net loss and comprehensive loss per share, basic and diluted	$(2.84)	$(6.97)
Weighted-average number of shares outstanding used to compute net loss per share, basic and diluted	16,920,600	8,182,525

Share and per-share amounts have been adjusted to give effect to the Company’s 10 for 1 reverse stock split effective March 8, 2023

SHIFT TECHNOLOGIES INC. AND SUBSIDIARIES
Original Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(48,097)	$(57,048)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,467	2,019
Stock-based compensation expense	1,233	4,192
Amortization of operating lease right-of-use assets	3,388	2,162
Contra-revenue associated with milestones	601	159
Amortization of debt discounts	591	365
Loss on impairment and non-cash restructuring expenses	931	—
Loss on disposal of long-lived assets	3,439	—
Changes in operating assets and liabilities:
Accounts receivable	845	130
Inventory	6,906	(37,762)
Prepaid expenses and other current assets	1,437	(2,179)
Other non-current assets	101	(27)
Accounts payable	1,842	(543)
Accrued expenses and other current liabilities	(9,780)	(6,243)
Operating lease liabilities	(3,746)	(1,925)
Other non-current liabilities	(38)	(1,670)
Net cash, cash equivalents, and restricted cash used in operating activities	(35,880)	(98,370)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(390)	(1,444)
Proceeds from sale of property and equipment	9	—
Proceeds from sales of marketable securities	806	—
Proceeds from commutation of reinsurance contracts	187	—
Capitalized website internal-use software costs	(1,991)	(2,328)
Net cash, cash equivalents, and restricted cash used in investing activities	(1,379)	(3,772)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from flooring line of credit facility	33,229	126,903
Repayment of flooring line of credit facility	(35,895)	(110,150)
Principal payments on finance leases	(180)	—
Proceeds from stock option exercises, including from early exercised options	—	3
Payment of tax withheld for common stock issued under stock-based compensation plans	(19)	(2,162)
Repurchase of shares related to early exercised options	(1)	(10)
Net cash, cash equivalents, and restricted cash provided by (used in) financing activities	(2,866)	14,584
Net decrease in cash, cash equivalents and restricted cash	(40,125)	(87,558)
Cash, cash equivalents and restricted cash, beginning of period	107,846	194,341
Cash, cash equivalents and restricted cash, end of period	$67,721	$106,783

SHIFT TECHNOLOGIES INC. AND SUBSIDIARIES
Adjustments to Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$—	$—
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	(20)	—
Stock-based compensation expense	—	—
Amortization of operating lease right-of-use assets	—	—
Contra-revenue associated with milestones	—	—
Amortization of debt discounts	—	—
Loss on impairment and non-cash restructuring expenses	—	—
Loss on disposal of long-lived assets	21	—
Changes in operating assets and liabilities:
Accounts receivable	—	—
Inventory	(527)	—
Prepaid expenses and other current assets	—	—
Other non-current assets	—	—
Accounts payable	92	—
Accrued expenses and other current liabilities	—	—
Operating lease liabilities	—	—
Other non-current liabilities	—	—
Net cash, cash equivalents, and restricted cash used in operating activities	(434)	—

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	—	—
Proceeds from sale of property and equipment	—	—
Proceeds from sales of marketable securities	—	—
Proceeds from commutation of reinsurance contracts	—	—
Proceeds from sale of discontinued operations	434	—
Capitalized website internal-use software costs	—	—
Net cash, cash equivalents, and restricted cash used in investing activities	434	—

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from flooring line of credit facility	—	—
Repayment of flooring line of credit facility	—	—
Principal payments on finance leases	—	—
Proceeds from stock option exercises, including from early exercised options	—	—
Payment of tax withheld for common stock issued under stock-based compensation plans	—	—
Repurchase of shares related to early exercised options	—	—
Net cash, cash equivalents, and restricted cash provided by (used in) financing activities	—	—
Net decrease in cash, cash equivalents and restricted cash	—	—
Cash, cash equivalents and restricted cash, beginning of period	—	—
Cash, cash equivalents and restricted cash, end of period	$—	$—

SHIFT TECHNOLOGIES INC. AND SUBSIDIARIES
Revised Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(48,097)	$(57,048)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,447	2,019
Stock-based compensation expense	1,233	4,192
Amortization of operating lease right-of-use assets	3,388	2,162
Contra-revenue associated with milestones	601	159
Amortization of debt discounts	591	365
Loss on impairment and non-cash restructuring expenses	931	—
Loss on disposal of long-lived assets	3,460	—
Changes in operating assets and liabilities:
Accounts receivable	845	130
Inventory	6,379	(37,762)
Prepaid expenses and other current assets	1,437	(2,179)
Other non-current assets	101	(27)
Accounts payable	1,934	(543)
Accrued expenses and other current liabilities	(9,780)	(6,243)
Operating lease liabilities	(3,746)	(1,925)
Other non-current liabilities	(38)	(1,670)
Net cash, cash equivalents, and restricted cash used in operating activities	(36,314)	(98,370)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(390)	(1,444)
Proceeds from sale of property and equipment	9	—
Proceeds from sales of marketable securities	806	—
Proceeds from commutation of reinsurance contracts	187	—
Proceeds from sale of discontinued operations	434	—
Capitalized website internal-use software costs	(1,991)	(2,328)
Net cash, cash equivalents, and restricted cash used in investing activities	(945)	(3,772)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from flooring line of credit facility	33,229	126,903
Repayment of flooring line of credit facility	(35,895)	(110,150)
Principal payments on finance leases	(180)	—
Proceeds from stock option exercises, including from early exercised options	—	3
Payment of tax withheld for common stock issued under stock-based compensation plans	(19)	(2,162)
Repurchase of shares related to early exercised options	(1)	(10)
Net cash, cash equivalents, and restricted cash provided by (used in) financing activities	(2,866)	14,584
Net decrease in cash, cash equivalents and restricted cash	(40,125)	(87,558)
Cash, cash equivalents and restricted cash, beginning of period	107,846	194,341
Cash, cash equivalents and restricted cash, end of period	$67,721	$106,783

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Original Key Operating Metrics
(unaudited)

	Three Months Ended March 31,
	2023	2022
Units:
Retail units	2,396	6,714
Wholesale units	344	1,975
Total units sold	2,740	8,689

Retail ASP	$21,298	$27,269
Wholesale ASP	$13,779	$14,069

Gross Profit per Unit
Retail gross profit per unit	$951	$330
Other gross profit per unit	802	1,298
Wholesale gross profit per unit	(276)	(21)
Total gross profit per unit	$1,477	$1,607

Average monthly unique visitors	543,911	822,856
Average days to sale	78	56
Retail vehicles available for sale	1,650	5,464

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Adjustments to Key Operating Metrics
(unaudited)

	Three Months Ended March 31,
	2023	2022
Units:
Retail units	(104)	—
Wholesale units	(92)	—
Total units sold	(196)	—

Retail ASP	$40	$—
Wholesale ASP	$304	$—

Gross Profit per Unit
Retail gross profit per unit	$42	$—
Other gross profit per unit	(81)	—
Wholesale gross profit per unit	(58)	—
Total gross profit per unit	$(97)	$—

Average monthly unique visitors	—	—
Average days to sale	—	—
Retail vehicles available for sale	—	—

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Revised Key Operating Metrics
(unaudited)

	Three Months Ended March 31,
	2023	2022
Units:
Retail units	2,292	6,714
Wholesale units	252	1,975
Total units sold	2,544	8,689

Retail ASP	$21,338	$27,269
Wholesale ASP	$14,083	$14,069

Gross Profit per Unit
Retail gross profit per unit	$993	$330
Other gross profit per unit	721	1,298
Wholesale gross profit per unit	(334)	(21)
Total gross profit per unit	$1,380	$1,607

Average monthly unique visitors	543,911	822,856
Average days to sale	78	56
Retail vehicles available for sale	1,650	5,464

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Original Reconciliation of Gross Profit to Adjusted Gross Profit
(In thousands)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Total gross profit:
GAAP total gross profit	$3,538	$10,788
Warrant impact adjustment (1)	106	159
Closed location inventory costs (2)	571	—
Depreciation in cost of sales (3)	43	339
Adjusted total gross profit	$4,258	$11,286

Retail gross profit:
GAAP retail gross profit	$2,278	$2,214
Warrant impact adjustment (1)	—	—
Closed location inventory costs (2)	571	—
Depreciation in cost of sales (3)	43	339
Adjusted retail gross profit	$2,892	$2,553

Other gross profit:
GAAP other gross profit	$1,922	$8,712
Warrant impact adjustment (1)	106	159
Closed location inventory costs (2)	—	—
Depreciation in cost of sales (3)	—	—
Adjusted other gross profit	$2,028	$8,871

Wholesale gross profit:
GAAP wholesale gross profit	$(662)	$(138)
Warrant impact adjustment (1)	—	—
Closed location inventory costs (2)	—	—
Depreciation in cost of sales (3)	—	—
Adjusted wholesale gross profit (loss)	$(662)	$(138)
(1)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss.
(2)Includes non-recurring losses on inventory incurred related to the closure of the Downers Grove, IL location.
(3)Includes depreciation expense attributed to reconditioning facilities included in cost of sales on the condensed consolidated statements of operations and comprehensive loss.

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Adjustments to Reconciliation of Gross Profit to Adjusted Gross Profit
(In thousands)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Total gross profit:
GAAP total gross profit	$(374)	$—
Warrant impact adjustment (1)	—	—
Closed location inventory costs (2)	—	—
Depreciation in cost of sales (3)	—	—
Adjusted total gross profit	$(374)	$—

Retail gross profit:
GAAP retail gross profit	$(1)	$—
Warrant impact adjustment (1)	—	—
Closed location inventory costs (2)	—	—
Depreciation in cost of sales (3)	—	—
Adjusted retail gross profit	$(1)	$—

Other gross profit:
GAAP other gross profit	$(270)	$—
Warrant impact adjustment (1)	—	—
Closed location inventory costs (2)	—	—
Depreciation in cost of sales (3)	—	—
Adjusted other gross profit	$(270)	$—

Wholesale gross profit:
GAAP wholesale gross profit	$(103)	$—
Warrant impact adjustment (1)	—	—
Closed location inventory costs (2)	—	—
Depreciation in cost of sales (3)	—	—
Adjusted wholesale gross profit (loss)	$(103)	$—
(1)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss.
(2)Includes non-recurring losses on inventory incurred related to the closure of the Downers Grove, IL location.
(3)Includes depreciation expense attributed to reconditioning facilities included in cost of sales on the condensed consolidated statements of operations and comprehensive loss.

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Revised Reconciliation of Gross Profit to Adjusted Gross Profit
(In thousands)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Total gross profit:
GAAP total gross profit	$3,164	$10,788
Warrant impact adjustment (1)	106	159
Closed location inventory costs (2)	571	—
Depreciation in cost of sales (3)	43	339
Adjusted total gross profit	$3,884	$11,286

Retail gross profit:
GAAP retail gross profit	$2,277	$2,214
Warrant impact adjustment (1)	—	—
Closed location inventory costs (2)	571	—
Depreciation in cost of sales (3)	43	339
Adjusted retail gross profit	$2,891	$2,553

Other gross profit:
GAAP other gross profit	$1,652	$8,712
Warrant impact adjustment (1)	106	159
Closed location inventory costs (2)	—	—
Depreciation in cost of sales (3)	—	—
Adjusted other gross profit	$1,758	$8,871

Wholesale gross profit:
GAAP wholesale gross profit	$(765)	$(138)
Warrant impact adjustment (1)	—	—
Closed location inventory costs (2)	—	—
Depreciation in cost of sales (3)	—	—
Adjusted wholesale gross profit (loss)	$(765)	$(138)
(1)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss.
(2)Includes non-recurring losses on inventory incurred related to the closure of the Downers Grove, IL location.
(3)Includes depreciation expense attributed to reconditioning facilities included in cost of sales on the condensed consolidated statements of operations and comprehensive loss.

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Original Reconciliation of Gross Profit Per Unit To Adjusted Gross Profit Per Unit
(unaudited)

	Three Months Ended March 31,
	2023	2022
Total gross profit per unit:
GAAP total gross profit per unit	$1,477	$1,607
Warrant impact adjustment per unit (1)	44	24
Closed location inventory costs (2)	238	—
Depreciation adjustment per unit (3)	18	50
Adjusted total gross profit per unit	$1,777	$1,681

Retail gross profit per unit:
GAAP retail gross profit per unit	$951	$330
Warrant impact adjustment per unit (1)	—	—
Closed location inventory costs (2)	238	—
Depreciation adjustment per unit (3)	18	50
Adjusted retail gross profit per unit	$1,207	$380

Other gross profit per unit:
GAAP other gross profit per unit	$802	$1,298
Warrant impact adjustment per unit (1)	44	24
Closed location inventory costs (2)	—	—
Depreciation adjustment per unit (3)	—	—
Adjusted other gross profit per unit	$846	$1,322

Wholesale gross profit per unit:
GAAP wholesale gross profit per unit	$(276)	$(21)
Warrant impact adjustment per unit (1)	—	—
Closed location inventory costs (2)	—	—
Depreciation adjustment per unit (3)	—	—
Adjusted wholesale gross profit (loss) per unit	$(276)	$(21)
(1)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss.
(2)Includes non-recurring losses on inventory incurred related to the closure of the Downers Grove, IL location.
(3)Includes depreciation expense attributed to reconditioning facilities included in cost of sales on the condensed consolidated statements of operations and comprehensive loss.

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Adjustments to Reconciliation of Gross Profit Per Unit To Adjusted Gross Profit Per Unit
(unaudited)

	Three Months Ended March 31,
	2023	2022
Total gross profit per unit:
GAAP total gross profit per unit	$(97)	$—
Warrant impact adjustment per unit (1)	3	—
Closed location inventory costs (2)	11	—
Depreciation adjustment per unit (3)	1	—
Adjusted total gross profit per unit	$(82)	$—

Retail gross profit per unit:
GAAP retail gross profit per unit	$42	$—
Warrant impact adjustment per unit (1)	—	—
Closed location inventory costs (2)	11	—
Depreciation adjustment per unit (3)	1	—
Adjusted retail gross profit per unit	$54	$—

Other gross profit per unit:
GAAP other gross profit per unit	$(81)	$—
Warrant impact adjustment per unit (1)	3	—
Closed location inventory costs (2)	—	—
Depreciation adjustment per unit (3)	—	—
Adjusted other gross profit per unit	$(78)	$—

Wholesale gross profit per unit:
GAAP wholesale gross profit per unit	$(58)	$—
Warrant impact adjustment per unit (1)	—	—
Closed location inventory costs (2)	—	—
Depreciation adjustment per unit (3)	—	—
Adjusted wholesale gross profit (loss) per unit	$(58)	$—
(1)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss.
(2)Includes non-recurring losses on inventory incurred related to the closure of the Downers Grove, IL location.
(3)Includes depreciation expense attributed to reconditioning facilities included in cost of sales on the condensed consolidated statements of operations and comprehensive loss.

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Revised Reconciliation of Gross Profit Per Unit To Adjusted Gross Profit Per Unit
(unaudited)

	Three Months Ended March 31,
	2023	2022
Total gross profit per unit:
GAAP total gross profit per unit	$1,380	$1,607
Warrant impact adjustment per unit (1)	47	24
Closed location inventory costs (2)	249	—
Depreciation adjustment per unit (3)	19	50
Adjusted total gross profit per unit	$1,695	$1,681

Retail gross profit per unit:
GAAP retail gross profit per unit	$993	$330
Warrant impact adjustment per unit (1)	—	—
Closed location inventory costs (2)	249	—
Depreciation adjustment per unit (3)	19	50
Adjusted retail gross profit per unit	$1,261	$380

Other gross profit per unit:
GAAP other gross profit per unit	$721	$1,298
Warrant impact adjustment per unit (1)	47	24
Closed location inventory costs (2)	—	—
Depreciation adjustment per unit (3)	—	—
Adjusted other gross profit per unit	$768	$1,322

Wholesale gross profit per unit:
GAAP wholesale gross profit per unit	$(334)	$(21)
Warrant impact adjustment per unit (1)	—	—
Closed location inventory costs (2)	—	—
Depreciation adjustment per unit (3)	—	—
Adjusted wholesale gross profit (loss) per unit	$(334)	$(21)
(1)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss.
(2)Includes non-recurring losses on inventory incurred related to the closure of the Downers Grove, IL location.
(3)Includes depreciation expense attributed to reconditioning facilities included in cost of sales on the condensed consolidated statements of operations and comprehensive loss.

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Original Reconciliation of Net Loss to Adjusted EBITDA
(In thousands)
(unaudited)

	Three Months Ended March 31,
Adjusted EBITDA Reconciliation	2023	2022
Net Loss	$(48,097)	$(57,048)
(+) Interest and other expense, net	2,795	2,578
(+) Stock-based compensation	1,233	4,192
(+) Depreciation & amortization	4,462	2,019
(+) Warrant impact adjustment - contra-revenue (1)	106	159
(+) Merger and acquisition transaction and integration costs (2)	1,451	1,471
(+) Provision for income taxes	55	41
(+) Costs related to closed locations excluding severance (3)	6,561	—
(+) Severance, retention, and CEO costs (4)	1,441	—
(+) Facility closure costs from inventory, and property and equipment (5)	4,328	—
(+) Impairment expense	931	—
(+) F&I Milestone prepaid asset termination(1)	495	—
(+) Capital markets costs(6)	195	—
Adjusted EBITDA	$(24,044)	$(46,588)
EBITDA Margin (%)	(41.7)%	(21.2)%
(1)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss, as well as a one-time non-cash charge related to the termination of the underlying contract.
(2)Includes transaction costs for the Carlotz merger continuing into the first quarter.
(3)Includes non-cash lease expense related to the continued closures of the Company’s facilities. Includes fulfillment, lease, payroll, facilities, and other operating expenses related to the process of closing facilities.
(4)Includes severance and retention amounts related employees, executives, and the CEO transition.
(5)Includes net losses on inventory liquidated as part of the aforementioned facility closures. Includes losses on property sold or disposed from closing facilities.
(6)Includes one-time costs associated with the conversion of the Company’s Form S-3 registration statement to Form S-1

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Adjustments to Reconciliation of Net Loss to Adjusted EBITDA
(In thousands)
(unaudited)

Three Months Ended March 31,
Adjusted EBITDA Reconciliation	2023	2022
Net Loss	$—	$—
(+) Interest and other expense, net*	—	—
(+) Stock-based compensation	—	—
(+) Depreciation & amortization*	—	—
(+) Warrant impact adjustment - contra-revenue (1)	—	—
(+) Merger and acquisition transaction and integration costs (2)	—	—
(+) Provision for income taxes	—	—
(+) Costs related to closed locations excluding severance*(3)	—	—
(+) Severance, retention, and CEO costs (4)	—	—
(+) Facility closure costs from inventory, and property and equipment (5)	—	—
(+) Impairment expense	—	—
(+) F&I Milestone prepaid asset termination(1)	—	—
(+) Gross profit from discontinued operations	(374)	—
(+) Capital markets costs(6)	—	—
Adjusted EBITDA	$(374)	$—
EBITDA Margin (%)	(3.4)%	0.0%
(1)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss, as well as a one-time non-cash charge related to the termination of the underlying contract.
(2)Includes transaction costs for the Carlotz merger continuing into the first quarter.
(3)Includes non-cash lease expense related to the continued closures of the Company’s facilities. Includes fulfillment, lease, payroll, facilities, and other operating expenses related to the process of closing facilities.
(4)Includes severance and retention amounts related employees, executives, and the CEO transition.
(5)Includes net losses on inventory liquidated as part of the aforementioned facility closures. Includes losses on property sold or disposed from closing facilities.
(6)Includes one-time costs associated with the conversion of the Company’s Form S-3 registration statement to Form S-1
*     Includes amounts presented within loss from discontinued operations on the condensed consolidated statement of operations

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Revised Reconciliation of Net Loss to Adjusted EBITDA
(In thousands)
(unaudited)

	Three Months Ended March 31,
Adjusted EBITDA Reconciliation	2023	2022
Net Loss	$(48,097)	$(57,048)
(+) Interest and other expense, net*	2,795	2,578
(+) Stock-based compensation	1,233	4,192
(+) Depreciation & amortization*	4,462	2,019
(+) Warrant impact adjustment - contra-revenue (1)	106	159
(+) Merger and acquisition transaction and integration costs (2)	1,451	1,471
(+) Provision for income taxes	55	41
(+) Costs related to closed locations excluding severance*(3)	6,561	—
(+) Severance, retention, and CEO costs (4)	1,441	—
(+) Facility closure costs from inventory, and property and equipment (5)	4,328	—
(+) Impairment expense	931	—
(+) F&I Milestone prepaid asset termination(1)	495	—
(+) Gross profit from discontinued operations	(374)	—
(+) Capital markets costs(6)	195	—
Adjusted EBITDA	$(24,418)	$(46,588)
EBITDA Margin (%)	(45.1)%	(21.2)%
(1)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss, as well as a one-time non-cash charge related to the termination of the underlying contract.
(2)Includes transaction costs for the Carlotz merger continuing into the first quarter.
(3)Includes non-cash lease expense related to the continued closures of the Company’s facilities. Includes fulfillment, lease, payroll, facilities, and other operating expenses related to the process of closing facilities.
(4)Includes severance and retention amounts related employees, executives, and the CEO transition.
(5)Includes net losses on inventory liquidated as part of the aforementioned facility closures. Includes losses on property sold or disposed from closing facilities.
(6)Includes one-time costs associated with the conversion of the Company’s Form S-3 registration statement to Form S-1
*     Includes amounts presented within loss from discontinued operations on the condensed consolidated statement of operations

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Original Reconciliation of Selling, General and Administrative Expenses to Adjusted Selling, General and Administrative Expenses
(In thousands)
(unaudited)

	Three Months Ended March 31,
Adjusted Selling, General and Administrative Expenses Reconciliation	2023	2022
Selling, general and administrative expenses	$43,435	$63,537
(-) Stock-based compensation	(1,233)	(4,192)
(-) Merger and acquisition transaction and integration costs	(1,451)	(1,471)
(-) Costs related to closed locations excluding severance	(6,561)	—
(-) Severance, retention, and CEO costs	(1,441)	—
(-) Facility closure costs from property and equipment (1)	(3,757)	—
(-) F&I Milestone prepaid asset termination(2)	(495)	—
(-) Capital markets costs(3)	(195)	—
Adjusted selling, general and administrative expenses	$28,302	$57,874

(1)Included in Facility closure costs from inventory, and property and equipment in the Adjusted EBITDA Reconciliation table above.
(2)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss, as well as a one-time non-cash charge related to the termination of the underlying contract.
(3)Includes one-time costs associated with the conversion of the Company’s Form S-3 registration statement to Form S-1.

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Adjustments to Reconciliation of Selling, General and Administrative Expenses to Adjusted Selling, General and Administrative Expenses
(In thousands)
(unaudited)

	Three Months Ended March 31,
Adjusted Selling, General and Administrative Expenses Reconciliation	2023	2022
Selling, general and administrative expenses	$(844)	$—
(-) Stock-based compensation	—	—
(-) Merger and acquisition transaction and integration costs	—	—
(-) Costs related to closed locations excluding severance	458	—
(-) Severance, retention, and CEO costs	—	—
(-) Facility closure costs from property and equipment (1)	386	—
(-) F&I Milestone prepaid asset termination(2)	—	—
(-) Capital markets costs(3)	—	—
Adjusted selling, general and administrative expenses	$—	$—

(1)Included in Facility closure costs from inventory, and property and equipment in the Adjusted EBITDA Reconciliation table above.
(2)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss, as well as a one-time non-cash charge related to the termination of the underlying contract.
(3)Includes one-time costs associated with the conversion of the Company’s Form S-3 registration statement to Form S-1.

SHIFT TECHNOLOGIES, INC. AND SUBSIDIARIES
Revised Reconciliation of Selling, General and Administrative Expenses to Adjusted Selling, General and Administrative Expenses
(In thousands)
(unaudited)

	Three Months Ended March 31,
Adjusted Selling, General and Administrative Expenses Reconciliation	2023	2022
Selling, general and administrative expenses	$42,591	$63,537
(-) Stock-based compensation	(1,233)	(4,192)
(-) Merger and acquisition transaction and integration costs	(1,451)	(1,471)
(-) Costs related to closed locations excluding severance	(6,103)	—
(-) Severance, retention, and CEO costs	(1,441)	—
(-) Facility closure costs from property and equipment (1)	(3,371)	—
(-) F&I Milestone prepaid asset termination(2)	(495)	—
(-) Capital markets costs(3)	(195)	—
Adjusted selling, general and administrative expenses	$28,302	$57,874

(1)Included in Facility closure costs from inventory, and property and equipment in the Adjusted EBITDA Reconciliation table above.
(2)Includes non-cash charges related to the Lithia warrants and recorded as contra-revenue on the consolidated statements of operations and comprehensive loss, as well as a one-time non-cash charge related to the termination of the underlying contract.
(3)Includes one-time costs associated with the conversion of the Company’s Form S-3 registration statement to Form S-1.